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                       SECURITIES AND EXCHANGE COMMISSION

                                 Washington D.C.

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                                 April 17, 2003
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                Date of Report (Date of earliest event reported)

                              JLM INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                000-22687                                06-1163710
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        (Commission file number)           (IRS employer identification number)

                   8675 Hidden River Parkway, Tampa, FL 33637
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                    (Address of principal executive offices)

                                 (813) 632-3300
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              (Registrant's telephone number, including area code)

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Item 5. Other Events.

          JLM Industries, Inc. (the "Company") incorporates herein by reference the matters set forth in the Company's press release dated April 17, 2003 (filed as Exhibit 99.1 hereto).

Item 7. Financial Statements and Exhibits.

(c) Exhibits. The following documents are being filed by the Company as exhibits to this report.

Exhibits
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  99.1    Press release of the Company dated April 17, 2003.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                JLM INDUSTRIES, INC.
                                  ----------------------------------------------
                                                    (Registrant)



                                  By: /s/ Michael Molina
                                      ------------------------------------------
                                      Michael Molina
                                      Vice-President and Chief Financial Officer

Dated:   April 17, 2003

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                                  EXHIBIT INDEX

Exhibit No.      Document
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    99.1         Press release of the Company dated April 17, 2003

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